TTM Investor Presentation Executing on Growth Strategy August 17, 2026 Exhibit 99.2

Disclaimers Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements related to the future business outlook, the proposed consummation of the refinancing transactions described in this presentation, the expected performance of TTM Technologies, Inc. (“TTM”, “we” or the “Company”) and other future events. Actual results may differ materially from these forward-looking statements. Such statements relate to a variety of matters, including but not limited to the operations of TTM’s businesses and the anticipated closing of the refinancing transactions. These statements reflect the current beliefs, expectations and assumptions of the management of TTM, and we believe such statements to have a reasonable basis. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the Company. These forward-looking statements are based on assumptions that may not materialize, and involve certain risks and uncertainties, many of which are beyond our control, that could cause actual events or performance to differ materially from those indicated in such forward-looking statements. Factors, risks, trends, and uncertainties that could cause actual results to differ materially from those projected, anticipated, or implied in forward-looking statements include, but are not limited to TTM’s ability to successfully complete the transaction on a timely basis, including receipt of required regulatory approvals and satisfaction of other conditions; the conditions of the credit markets and TTM’s ability to issue debt to fund the transaction on acceptable terms; potential changes in domestic or global economic conditions, demand for our products, market pressures on prices of our products, warranty claims, changes in product mix, contemplated significant capital expenditures and related financing requirements, our dependence upon a small number of customers, and other factors set forth in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and in the Company’s other filings filed with the Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors”, and which are available at the SEC’s website at www.sec.gov. TTM does not undertake any obligation to update any of these statements to reflect any new information, subsequent events or circumstances, or otherwise, except as may be required by law, even if experience or future changes make it clear that any projected results expressed in this communication or future communications to stockholders, press releases or Company statements will not be realized. In addition, the inclusion of any statement in this communication does not constitute an admission by us that the events or circumstances described in such statement are material. Use of Non-GAAP Financial Measures This presentation includes information about the Adjusted EBITDA of Epiq Solutions, which is a non-GAAP financial measure. We present non-GAAP financial information to enable investors to see TTM through the eyes of management and to provide better insight into our ongoing financial performance. A material limitation associated with the use of the above non-GAAP financial measure is that it has no standardized measurement prescribed by GAAP and may not be comparable to similar non-GAAP financial measures used by other companies. The non-GAAP financial measure should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. With respect to the expected 2027 Adjusted EBITDA of Epiq Solutions, TTM is unable to predict with reasonable certainty or without unreasonable effort certain items that may affect a comparable measure calculated and presented in accordance with GAAP. The expected 2027 Adjusted EBITDA of Epiq Solutions excludes the future impact of reconciling items that are highly variable and difficult to predict due to various factors outside of management’s control and could have a material impact on future period net income of Epiq Solutions calculated and presented in accordance with GAAP. Accordingly, a reconciliation of expected Adjusted EBITDA of Epiq Solutions to a comparable measure calculated and presented in accordance with GAAP has not been provided because TTM is unable to provide such reconciliation without unreasonable effort. For the same reasons, TTM is unable to address the probable significance of the information.

TTM: Strong Growth Through Proactive Strategies & Investments Notable Recent Highlights Q2 2026 record quarterly revenue of $1 billion (+37% YoY) Data Center & Networking: $405 million in revenue (+91% YoY) Enabled by strategic “brownfield” investments: $1.2 billion committed from 2025-2029 Aerospace & Defense (“A&D”): $371 million in revenue (+14% YoY) Record A&D program backlog of $1.7 billion, proposal activity at all-time high DoW continues to signal funding prioritization aligned with our programs/positioning 2026 Revenue Guidance of $4.4B signals over 50% growth YoY N+M production ramp expected to contribute $600M in Data Center & Networking revenue in second half of 2026 Expecting full-year 2026 A&D revenue growth in low-/mid-teens YoY Implied fourth quarter expectations suggest strong organic quarterly run-rate into 2027

TTM: Fundamental to Our Strategy - Enhance Capabilities & Capacity Our Investor Day Framed Three Key Strategic Directives TTM’s Underlying Businesses Data Center & Networking Wave Epiq Solutions Investment in capacity and innovative technology for Advanced Interconnect Committed to $1.2 billion in expected investment from 2025-2029 for Data Center & Networking capacity Over $130 million invested in Syracuse Diamond facility for Ultra-HDI solutions for our A&D customers Planned investment of over $400M through 2029 for growth across U.S. manufacturing facilities to support expected growth in A&D market Planned investment of $50 million for TTM Innovation Center in Eau Claire, Wisconsin facility, located close to our existing technology center in Chippewa Falls, Wisconsin Geographic expansion into Europe Initiated by our planned acquisitions of Swiss Technology Group & ILFA, which are expected to close in late Q3 Vertical Integration in Integrated Electronics The planned acquisition of Epiq Solutions moves TTM further up the vertical in our product offerings, as illustrated by the step function in our growth chart Significantly expands TTM's addressable exposure to high-priority defense mission areas including Missile Defense, GEO-to-LEO Space, Communications and Signals Intelligence, Electronic Warfare, and Intelligence, Surveillance and Reconnaissance

EPIQ SOLUTIONS: Financial Overview Transaction Breakdown All-cash purchase price of ~$1.1 billion, subject to customary closing adjustments Committed financing from JPMorgan, Bank of America, and Barclays, subject to customary conditions Timing & Approvals Expected to close in Q4 2026 Subject to regulatory approvals and other customary closing conditions Financial Highlights Expected to be immediately accretive to Adjusted EBITDA margin Expected to be accretive to Non-GAAP Diluted EPS during 2028 (1) Synergy-adjusted transaction multiple estimated to be 17.4x expected Adjusted 2027 EBITDA (1) (1) Assumes run-rate EBITDA synergies of $9 million.

EPIQ SOLUTIONS: Financial Overview Continued Projected Strong EBITDA generation and cash flow conversion is expected to provide a path to rapid de-leveraging over the next 12-18 months Denotes target leverage profile 12-18 months

Modules/Subsystems Components Systems Communications COMINT Surveillance Radar Electronic Warfare LEO Space Ka Band 27 GHz – 40 GHz K Band 18 GHz – 27 GHz Ku Band 12 GHz – 18 GHz X Band 8 GHz – 12 GHz C Band 4 GHz – 8 GHz S Band 2 GHz – 4 GHz L Band 1 GHZ – 2 GHz UHF 300 MHz – 1 GHz VHF Band 30 MHz – 300 MHz Missile Defense GPS/PNT 40 GHz 2 MHz RF Spectrum Range Competition (<6 GHz) FREQUENCY SPECTRUM Epiq + TTM would span the full RF spectrum

Key Takeaways Adds complementary and unique technologies and product offerings Supports stated, multi-faceted growth strategy Enhances TTM’s long-term business composition and financial model – margin and earnings accretive(1) (1) Expected to be immediately accretive to Adjusted EBITDA margins and expected to be accretive to Non-GAAP Diluted EPS during 2028.